UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 16, 2003



                                SEACOR SMIT INC.
             (Exact name of registrant as specified in its charter)


              DELAWARE                    1-12289               13-3542736
    (State or other jurisdiction        (Commission            (IRS Employer
          of incorporation)             File Number)         Identification No.)


                 11200 RICHMOND, SUITE 400
                 HOUSTON, TEXAS                                  77082
                (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code: (281) 899-4800






                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

           On January 16, 2003, the Company announced that it had called for redemption the entire $35,319,000 in aggregate principal amount outstanding of its 5-3/8% convertible subordinated notes due 2006.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)        EXHIBITS.

           EXHIBIT NO.                                      DESCRIPTION

                99.1       Press Release dated January 16, 2003.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SEACOR SMIT INC.


Date:   January 16, 2003
                             By:    /s/ Dick Fagerstal
                                   ---------------------------------------------
                                   Name:  Dick Fagerstal
                                   Title: Vice President Finance and Treasurer

                                  EXHIBIT INDEX

            EXHIBIT NO.                                     DESCRIPTION

                99.1       Press Release dated January 16, 2003.